  Exhibit 99.1

INTERWEST TRANSFER COMPANY, INC

FINANCIAL STATEMENTS

WITH

INDEPENDENT AUDITORS' REPORT

DECEMBER 31, 2016 AND 2015

INTERWEST TRANSFER COMPANY, INC

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheets	2

Statements of Operations	3

Statements of Stockholders' Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6-8

1981 East Murray-Holladay Road Suite 245 Salt Lake City, Utah 84117 Phone (801) 272-0111 Fax (801) 272-0125	A Professional Corporation Officers: Lonnie K. Burnham, C.P.A. Ted Schumm, C.P.A.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Interwest Transfer Company, Inc.

We have audited the accompanying balance sheets of Interwest Transfer Company, Inc. (a Utah corporation) as of December 31, 2016 and 2015, and the related statements of operations, stockholders' equity and cash flows for year ended December 31, 2016 and the twelve-month period ending December 31, 2015. Interwest Transfer Company, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interwest Transfer Company, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and the twelve-month period ending December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Salt Lake City, Utah
July 21, 2017

INTERWEST TRANSFER COMPANY, INC.

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

Assets
	2016	2015
Current Assets
Cash	$838,132	$50,837
Accounts receivable, net of allowance of $200,000 and $200,000	124,258	117,454
Prepaid expenses	23,823	110,208

Total Current Assets	986,213	278,499

Property and equipment, net	17,272	28,500

Total Assets	$1,003,485	$306,999

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$10,053	$1,829
Accrued payroll	2,655	1,262
Income taxes payable	--	8,267

Total current liabilities	12,708	11,358

Stockholders' Equity:
Common stock, $1.00 par value 50,000 shares authorized, 27 issued and outstanding	27	27
Additional paid-in capital	5,728	5,728
Retained earnings	985,022	289,886

Total Stockholders' Equity	990,777	295,641

Total Liabilities and Stockholders' Equity Equity	$1,003,485	$306,999

The accompanying notes are an integral part of the financial statements.

INTERWEST TRANSFER COMPANY, INC.

STATEMENTS OF OPERATIONS

YEAR ENEDED DECEMBER 31, 2016 AND THE TWELVE-MONTH
PERIOD ENDING DECEMBER 31, 2015

	Year Ended December 31, 2016	Twelve-Month Period Ending December 31, 2015

Revenues, net	$1,646,856	$1,673,134

Operating Expenses:
Bank and credit card fees	16,110	16,213
Computer expenses	26,736	19,164
Delivery and postage	40,887	45,798
Depreciation expense	11,228	15,569
Insurance	43,613	33,852
Outside services	16,909	38,240
Printing	113,480	134,372
Professional fees	50,800	101,622
Rent, related party	102,000	114,000
Salaries, wages and related benefits	366,487	390,015
Salaries, officer and stockholder	105,000	946,923
Telephone	12,500	16,654
Vehicle expenses	17,131	21,998
Other operating expenses	28,846	33,665

Total operating expenses	951,727	1,928,085

Operating income (loss)	695,129	(254,951)

Other income, interest	7	4

Income (loss) before provision for income taxes	695,136	(254,947)

Provision (benefit) for income taxes	--	(18,984)

Net income (loss)	$695,136	$(235,963)

Net income (loss) per share	$25,746	$(8,739)

The accompanying notes are an integral part of the financial statements.

INTERWEST TRANSFER COMPANY, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

YEAR ENDED DECEMBER 31, 2016 AND THE TWELVE-MONTH
PERIOD ENDING DECEMBER 31, 2015

			Additional
	Common Stock		Paid-In	Retained
	Shares	Amount	Capital	Earnings

Balance, December 31, 2014	27	$27	$5,728	$525,849

Net loss for the twelve-month Period ending December 31, 2015	--	--	--	(235,963)

Balance, December 31, 2015	27	27	5,728	289,886

Net income for the year ended December 31, 2016	--	--	--	695,136

Balance, December 31, 2016	27	$27	$5,728	$985,022

The accompanying notes are an integral part of the financial statements.

INTERWEST TRANSFER COMPANY, INC.

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2016 AND THE TWELVE-MONTH
PERIOD ENDING DECEMBER 31, 2015

	Year Ended December 31, 2016	Twelve-Month Period Ending December 31, 2015
Cash flows from operating activities:
Net income (loss)	$695,136	$(235,963)

Adjustments to reconcile net income (loss) to Net cash provided by operating activities:
Depreciation	11,228	15,569
Deferred income taxes	--	(39,780)
(Increase) decrease in:
Accounts receivable	(6,804)	10,485
Prepaid expenses	86,385	(90,841)
Increase (decrease) in:
Accounts payable	8,224	(4,519)
Accrued payroll	1,393	(8,348)
Income taxes payable	(8,267)	(196,867)

Net cash provided (used) by operating activities	787,295	(550,264)

Cash flows from investing activities, Acquisition of equipment	--	(10,959)

Cash flows from financing activities	--	--

Net increase (decrease) in cash	787,295	(561,223)

Cash, beginning of period	50,837	612,060

Cash, end of period	$838,132	$50,837

Supplemental disclosures:
Interest paid	$--	$--

Income taxes paid	$12,529	$8,267

The accompanying notes are an integral part of the financial statements.

INTERWEST TRANSFER COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS

1.
Summary of Business and Significant Accounting Policies

a.
Summary of Business

The Company was incorporated under the laws of the State of Utah on May 13, 1971. The Company is in the business of maintaining corporate shareholder records for publicly traded and private companies. On January 1, 2016 the company changed its year end from May 31 to December 31.

b.
Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America.

c.
Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash or cash equivalents.

d.
Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectable amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge of valuation allowance and credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements.

e.
Property and Equipment

Property and equipment is valued at cost. The company’s property and equipment are depreciated using primarily the straight-line method.

Notes to Financial Statements – Continued:

f.
Income Taxes

Effective January 1, 2016 the Company with the consent of its shareholder has elected under the Internal Revenue Code to be an S corporation. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the 2016 financial statements.

Due to electing S corporation status the Company changed its year end from May 31 to December 31. At December 31, 2015 a seven-month coprorate short period return was filed.

The Company’s income tax returns were filed using the cash basis of accounting, therefore, deferred income taxes have been recorded. As of January 1, 2016 the deferred income taxes are no longer applicable and have been eliminated through the 2015 statement of operations.

g.
Net Income (Loss) per Share

The net income (loss) per share calculation is based on the weighted average number of shares outstanding during the period.

h.
Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.
Cash – Credit Risk

The Company has cash deposits totaling $1,089,674 and $1,240,832 at various banks at December 31, 2016 and 2015, respectively. This exceeds the $250,000 covered by federal depository insurance by $581,639 and $755,962, respectively.

3.
Property and Equipment

Property and equipment consist of the following:

	2016	2015

Furniture and Fixtures	$115,886	$115,886
Office Equipment	146,435	146,435
Vehicles	86,580	86,580
Leasehold Improvements	40,931	40,931
	389,832	389,832
Accumulated Depreciation	(372,560)	(361,332)
	$17,272	$28,500

Notes to Financial Statements – Continued:

Depreciation expense for period ended December 31, 2016 and 2015 is $11,228 and $15,569, respectively.

4.
Operating Leases

The Company leases a postage machine for $303 a month. The lease terminates on July 20, 2017. The lease expense for 2016 and 2015 was $3,641 each year. The 2017 minimum lease commitment is $2,124.

The Company leases office space from its president and stockholder on a month to month basis. The lease can be canceled with a 30 day notice from either party. Rent expense for the periods ended December 31, 2016 and 2015 was $102,000 and $114,000, respectively.

5.
Retirement Plan

The Company has a 401K plan covering substantially all of its employees. The Company contributed during 2016 and 2015 $4,699 and $4,923, respectively.

6.
Income Taxes

The provision (benefit) for income taxes consist of the following components:

	2016	2015

Current	$--	$20,796
Deferred	--	(39,780)

	$--	$(18,984)

The Company was an S corporation effective January 1, 2016. The 2015 income tax provision differs from the expense (benefit) that would result from applying federal statutory rates to income (loss) before income taxes because the cash basis method is used for tax purposes.

7.
Date of Management Evaluation

Management has evaluated subsequent events through July 26, 2017 the date on which the financial statements were available to be issued.